Exhibit 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Jan-Anders Karlsson, Ph.D., Chief Executive Officer of Verona Pharma plc (the “Company”), hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1. The Annual Report on Form 20-F of the Company for the period ended December 31, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 19, 2019	/s/ Jan-Anders Karlsson
Jan-Anders Karlsson, Ph.D.
Chief Executive Officer
(Principal Executive Officer)